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EXHIBIT 21

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                                         SUBSIDIARIES OF THE REGISTRANT


                                      NAMES UNDER
                                    WHICH SUBSIDIARY      STATE OR JURISDICTION
     SUBSIDIARY NAME                 DOES BUSINESS          OF INCORPORATION               RELATIONSHIP
     ---------------                ----------------      ---------------------            ------------

XET Corporation                XET Corporation;             New Jersey                  100% owned by Emrise
                               XIT Corporation; Digitran                                Corporation
                               Division in California

CXR Larus Corporation          CXR Larus Corporation (was   Delaware                    100% owned by Emrise
                               formerly CXR Telcom                                      Corporation
                               Corporation and Larus
                               Corporation)

XCEL Corporation Ltd.          XCEL Corporation Ltd.        United Kingdom              100% owned by XET
                                                                                        Corporation

XCEL Power Systems, Ltd.       XCEL Power Systems, Ltd.     United Kingdom              100% owned by XCEL
                                                                                        Corporation Ltd.

CXR-Anderson Jacobson          CXR-Anderson Jacobson        France                      100% owned by Emrise
                                                                                        Corporation

XCEL Japan Ltd.                XCEL Japan Ltd.              Japan                       100% owned by XET
                                                                                        Corporation

Belix Power Conversions        Belix Power Conversions      United Kingdom              100% owned by The Belix
Ltd.                           Ltd.                                                     Company Ltd.

Belix Wound Components         Belix Wound Components       United Kingdom              100% owned by Belix
Ltd.                           Ltd.                                                     Power Conversions Ltd.

The Belix Company Ltd.         The Belix Company Ltd.       United Kingdom              100% owned by XCEL
                                                                                        Corporation Ltd.

Pascall Electronic             Pascall Electronic           United Kingdom              100% owned by XCEL
(Holdings) Limited             (Holdings) Limited                                       Corporation Ltd.

Pascall Electronics            Pascall Electronics          United Kingdom              100% owned by Pascall
Limited                        Limited                                                  Electronic (Holdings)
                                                                                        Limited
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